BAIRD FUNDS, INC.
Baird Intermediate Bond Fund
Baird Aggregate Bond Fund
Baird Intermediate Municipal Bond Fund
Baird Core Plus Bond Fund
Baird Short-Term Bond Fund

Prospectus Supplement
To Prospectus Dated May 1, 2008

The last sentence of paragraph under the caption “Principal Investment Strategies – Investment Grade Debt Securities” beginning on page 5 of the Prospectus is hereby deleted.  Accordingly, that paragraph is amended and restated in its entirety as follows:

“Investment Grade Debt Securities
Debt obligations acquired by the Intermediate Bond Fund, Aggregate Bond Fund, Intermediate Municipal Bond Fund and Short-Term Bond Fund will be “investment grade” at the time of purchase, as rated by at least one rating agency.  The Core Plus Bond Fund will invest primarily in investment grade bonds, but may also invest in non-investment grade bonds, as described below.  The Advisor may purchase unrated obligations for each Fund that are determined by the Advisor to be comparable in quality to the rated obligations.  Average quality for the Intermediate Bond Fund, Aggregate Bond Fund, Intermediate Municipal Bond Fund and Short-Term Bond Fund is normally expected to be at least the second highest rating category of S&P or Moody’s.  Average quality for the Core Plus Bond Fund is normally expected to be at least the third highest rating category of S&P or Moody’s.  After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by a Fund for purchase.  In such cases, the Advisor will consider whether to continue to hold the security.”

The date of this Prospectus Supplement is November 12, 2008.  Please keep this Prospectus Supplement with your records.